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                                                                    EXHIBIT 32.1

        CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned certifies that this periodic report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of CIMA LABS INC.

Dated:  March 12, 2004

                           /s/ Steven B. Ratoff
                         -----------------------------------------------------
                         Steven B. Ratoff
                         Chairman and Interim Chief Executive Officer

                           /s/ James C. Hawley
                         -----------------------------------------------------
                         James C. Hawley
                         Vice President, Chief Financial Officer and Secretary